Subsequent Events	12 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Note 21.	Subsequent Events

CoAdna, Inc.

In September 2018, the Company acquired CoAdna, Holdings, Inc. (TWSE:4984)  (“CoAdna”), a publicly traded company on the Taiwan Stock Exchange and headquartered in Sunnyvale, CA, in a cash transaction valued at approximately $85.0 million, net of cash acquired of approximately $42.2 million at closing.

CoAdna is a global leader in wavelength selective switches (WSS) based on its patented liquid crystal platform. CoAdna will operate within the Company’s II-VI Photonics operating segment.

Finisar Corporation

II-VI and Finisar Corporation (“Finisar”) have entered into an Agreement and Plan of Merger, dated as of November 8, 2018 (the “Merger Agreement”).  Finisar is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics and automotive companies.

Pursuant to the terms of the Merger Agreement, Mutation Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of II-VI, will be merged with and into Finisar, and Finisar will continue as the surviving corporation in the merger and a wholly owned subsidiary of II-VI (the “Merger”).  If the Merger is consummated, Finisar stockholders will be entitled to receive, at their election, consideration per share of common stock of Finisar (the “Finisar Common Stock”) consisting of (i) $26.00 in cash, without interest (the “Cash Election Consideration”), (ii) 0.5546 shares of II-VI common stock (the shares, the “II-VI Common Stock,” and the consideration, the “Stock Election Consideration”), or (iii) a combination of $15.60 in cash, without interest, and 0.2218 shares of II-VI Common Stock (the “Mixed Election Consideration,” and, together with the Cash Election Consideration and the Stock Election Consideration, the “Merger Consideration”).  The Cash Election Consideration and the Stock Election Consideration are subject to proration adjustment pursuant to the terms of the Merger Agreement such that the aggregate Merger Consideration will consist of approximately 60% cash and approximately 40% II-VI Common Stock.  The Merger is expected to close in the middle of calendar year 2019, subject to approval by each company’s shareholders, antitrust regulatory approvals and other customary closing conditions.

Also on November 8, 2018, in connection with its entry into the Merger Agreement, II-VI entered into a commitment letter, which was subsequently amended and restated on December 7, 2018 and on December 14, 2018 (together with one or more related fee letters, the “Commitment Letter”).  Subject to the terms and conditions set forth in the Commitment Letter, the lender parties thereto (the “Lending Parties”) have severally committed to provide 100% of up to $2.425 billion in aggregate principal amount of senior secured credit facilities of II-VI (the “II-VI Senior Credit Facilities”) comprised of (i) a “term a” delayed draw basis, (ii) a “term b” loan facility of up to $975.0 million and (iii) a revolving credit facility of up to $450.0 million. The obligations of the Lending Parties to provide the debt financing under the Commercial Letter is subject to a number of conditions.